UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Date of report (Date of earliest event reported) February 15, 2006
PARKER DRILLING COMPANY

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-7573	73-0618660

(Commission File Number)	(IRS Employer Identification No.)

1401 Enclave Parkway, Suite 600, Houston, Texas	77077

(Address of Principal Executive Offices)	(Zip Code)
(281) 406-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
Fourth Quarter Earnings Press Release
Saudi Arabia Joint Venture Press Release

Item 2.02      Results of Operations and Financial Condition.
     On February 15, 2006, Parker Drilling Company (the “Registrant”) issued a press release announcing results of operations for the fourth quarter of 2005.
     A copy of this press release is attached as Exhibit 99.1 to this Report on Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01      Regulation FD Disclosure.
     On February 15, 2006, the Registrant issued a press release announcing the formation of a joint venture in Saudi Arabia, the award of four drilling contracts to be performed by the joint venture company and the construction of four rigs to be utilized in performing the drilling contracts.
     A copy of this press release is attached as Exhibit 99.2 to this Report on Form 8-K. This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01      Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are furnished herewith:
99.1	Fourth Quarter Earnings press release dated February 15, 2006, issued by the Registrant.

99.2	Saudi Arabia Joint Venture press release dated February 15, 2006, issued by the Registrant.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker Drilling Company
Date: February 15, 2006	By:	/s/ W. Kirk Brassfield
W. Kirk Brassfield
Senior Vice President and Chief Financial Officer

3

Index to Exhibits
99.1	Fourth Quarter Earnings press release dated February 15, 2006, issued by the Registrant.

99.2	Saudi Arabia Joint Venture press release dated February 15, 2006, issued by the Registrant.

4